UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07917

Wilshire Variable Insurance Trust
(Exact name of registrant as specified in charter)

Wilshire Variable Insurance Trust

1299 Ocean Avenue, Suite 700

Santa Monica, CA 90401-1085
(Address of principal executive offices) (Zip code)

Jason A. Schwarz

Wilshire Associates Incorporated

1299 Ocean Avenue, Suite 700

Santa Monica, CA 90401-1085
(Name and address of agent for service)

(310) 451-3051

Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2019

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

Wilshire Variable Insurance Trust
ANNUAL REPORT Wilshire Global Allocation Fund
December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (866) 591-1568 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (866) 591-1568. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Wilshire Variable Insurance Trust Table of Contents

Letter to Shareholders	1
Commentary	3
Disclosure of Fund Expenses	7
Schedule of Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Board Approval of Advisory Agreements	20
Additional Fund Information	24
Tax Information	27
Privacy Statement	28

Shares of the Wilshire Global Allocation Fund are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of the Fund’s shares only if accompanied or preceded by the Fund’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by Compass Distributors, LLC.

Wilshire Variable Insurance Trust Letter to Shareholders (Unaudited)

Dear Wilshire Variable Insurance Trust Shareholder:

We are pleased to present this annual report to all shareholders of the Wilshire Variable Insurance Trust. This report covers the period from January 1, 2019 to December 31, 2019 for the Global Allocation Fund (the “Fund”).

Market Environment

U.S. Equity Market

The U.S. stock market, represented by the Wilshire 5000 Total Market IndexSM, was up 9.08% for the fourth quarter of 2019 and 31.02% for the year. This marks the strongest year for U.S. equities since 2013. In January 2020, the U.S. and China has agreed to terms on a “Phase One” trade deal that will reduce U.S. tariffs and increase Chinese purchases of some U.S. products, easing 18-month trade tension between the world’s two biggest economies.

Sector returns for the Wilshire 5000 Total Market Index were all positive for 2019. Information Technology (+49.68%), Communication Services (+32.62%), and Financials (+30.62%) were the best performing sectors while Energy (+9.75%) and Health Care (+22.13%) were the laggards. For the year, large capitalization stocks outperformed small caps with the Wilshire U.S. Large-Cap IndexSM returning 31.51% versus 26.21% for the Wilshire U.S. Small-Cap IndexSM. Growth stocks again led value equities during the quarter and extended the outperformance for the past twelve months.

International Equity Market

Equity markets outside of the U.S. produced very strong results in 2019, although they generally underperformed the U.S. equity market. News out of Britain was mixed, with notable economic weakness in the manufacturing and services sectors. However, consumer sentiment surveys improved after a fourth quarter election resulted in strong support for a pro-Brexit government. Conditions in Germany are quite similar, with signs of economic weakness but improving sentiment. Japan experienced its fourth consecutive quarter of expansion, while also beating forecasts, due mostly to capital expenditures and private consumption. Emerging Markets were up, in aggregate, for the quarter, but generally trailed developed markets for the year. China benefitted from good news on the trade front although the country’s economic growth has cooled to near 30-year lows.

Bond Market

The U.S. Treasury yield curve fell in the short portion of the curve, but rose across intermediate and long-term maturities. The largest increase occurred with the 20-year Treasury, which was up 31 basis points during the quarter. The 10-year Treasury yield ended the quarter at 1.92%, up 24 basis points from September. The Federal Open Market Committee decreased its overnight rate by 0.25% at the October meeting. The committee members are nearly unanimous about not changing rates during 2020 after being evenly split regarding future changes entering the fourth quarter. For the year, the Bloomberg Barclays U.S Aggregate Bond Index, Bloomberg Barclays Credit Index and Bloomberg Barclays Corporate High Yield Index returned 8.72%, 13.80% and 14.32%, respectively.

Fund Performance Review

The Global Allocation Fund returned 18.42%, underperforming its custom benchmark by 1.54%. Despite the Fund’s underperformance versus its benchmark in 2019 we believe the Fund is well positioned for future growth.

As always, we sincerely appreciate your continued support and confidence in Wilshire Associates.

Sincerely,

Jason Schwarz
President, Wilshire Variable Insurance Trust

Wilshire Variable Insurance Trust Letter to Shareholders (Unaudited) - (Continued)

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods less than one year, performance is cumulative. For performance data current to the most recent month-end please call 1-866-591-1568.

There are risks involved with investing, including the possible loss of principal. In addition to the risks associated with investing, investments in smaller companies typically exhibit higher volatility. The Fund invests in various portfolios of the Wilshire Funds Mutual Funds (“Wilshire Funds”), Wilshire is the sponsor and investment adviser of the Wilshire Mutual Funds and receives advisory fees based on a percentage of the assets in the Wilshire Mutual Funds. Accordingly, the Fund’s shareholders bear the indirect expenses of the Fund’s assets invested in the underlying Wilshire Funds, mutual funds and the management fee charged to the Fund is based on the average daily net assets not invested in the Wilshire Funds.

Wilshire Variable Insurance Trust Funds are available only through third party insurance company separate accounts established for the purposes of funding variable life contracts and may not be purchased directly. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. Please see the prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality and maturity. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary

WILSHIRE GLOBAL ALLOCATION FUND

Average Annual Total Returns

One Year Ended 12/31/19	18.42%
Five Years Ended 12/31/19	5.96%
Ten Years Ended 12/31/19	7.15%

65/35 HYBRID INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/19	19.96%
Five Years Ended 12/31/19	6.83%
Ten Years Ended 12/31/19	7.43%

MSCI ALL COUNTRY WORLD (ACWI) INVESTABLE MARKET (IMI) INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/19	26.36%
Five Years Ended 12/31/19	8.34%
Ten Years Ended 12/31/19	8.91%

BLOOMBERG BARCLAYS GLOBAL AGGREGATE BOND INDEX (HEDGED)(1)

Average Annual Total Returns

One Year Ended 12/31/19	8.22%
Five Years Ended 12/31/19	3.57%
Ten Years Ended 12/31/19	4.08%

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary - (Continued)

COMPARATIVE PERFORMANCE

Comparison of Change in Value of a $10,000 Investment in the Wilshire Global Allocation Fund versus the following 2 indices and a 65/35 Hybrid of the 2 indices: the MSCI ACWI IMI and the
Bloomberg Barclays Global Aggregate Index (Hedged) through 12/31/19.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

(1)

65/35 Hybrid is a blend of 65% MSCI All Country World (ACWI) Index and 35% Bloomberg Barclays Global Aggregate Index (Hedged). The MSCI ACW IMI captures large, mid and small cap representation across 23 Developed Markets and 26 Emerging Markets countries, covering approximately 99% of the global equity investment opportunity set. The Bloomberg Barclays Global Aggregate Index (Hedged) is a broad-based measure of the global investment grade fixed-rate debt markets from both developed and emerging markets issuers. An individual cannot invest directly in an index. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses.

During the ten years ended December 31, 2019, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements, total returns would have been lower. For the year ended December 31, 2019, the investment adviser did not reduce its fees or reimburse expenses.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING

(As of December 31, 2019)

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary - (Continued)

The Wilshire 5000 Total Market IndexSM returned 31.02% for 2019. Global risk assets finished 2019 with strong positive momentum. Real Gross Domestic Product (GDP) grew 2.1% on an annualized basis in the third quarter. Consumer spending, which was up 3% annualized for the quarter, was the main contributor to growth. Consumers have accounted for much of the economic growth throughout 2019. Private investment was down for the second straight quarter due to a decrease in nonresidential spending on structures and equipment. Government spending was up, contributing 0.3% to overall growth.

Sector returns for the Wilshire 5000 Total Market Index were all positive for 2019. Information Technology (+49.68%), Communication Services (+32.60%), and Financials (+31.60%) were the best performing sectors while Energy (+10.84%) and Health Care (+21.37%) were the laggards. For the year, Large capitalization stocks outperformed small caps with the Wilshire U.S. Large-Cap IndexSM returning 31.51% versus 26.21% for the Wilshire U.S. Small-Cap IndexSM. Growth stocks again led value equities during the quarter and extended the outperformance for the past twelve months.

U.S. real estate securities were down during the fourth quarter but still produced strong results for the year. Global real estate securities are up for both periods, generating double-digit gains for the year. Commodity results were positive for the quarter as crude oil rose 12.9% to $61.06 per barrel. Master Limited Partnerships (MLPs) were down for the quarter (-4.08%) but produced positive results for 2019. Finally, gold prices were up and finished at approximately $1,523 per troy ounce, up +18.89% from last year.

Outside of the United States, equities also performed well. The MSCI All Country World ex USA Index returning 21.51% for 2019. Globally, the economic data has also shown some signs of stability, as growth and inflation in Japan are picking up, economic growth in South Korea outperformed expectations, and German manufacturing showed some signs of potential bottoming. Furthermore, improvements in trade negotiations between the U.S and China, as well as Mexico, helped to improve sentiment in emerging markets. The MSCI Emerging Markets Index returned 18.42% for 2019.

The Bloomberg Barclays US Aggregate Bond Index returned 8.72% for 2019. The gradual steepening of global yield curves throughout fourth quarter is indicative of improving sentiment and growth. That being said, the near-term outlook faces heightened uncertainty on concerns that the coronavirus could impact global economic growth. It appears that investors continue to invest with a growing degree of calm and complacency, as volatility collapsed throughout the fourth quarter in both equities and fixed income, there is a growing probability of higher volatility ahead. The U.S. Treasury yield curve fell in the short portion of the curve, but rose across intermediate and long-term maturities. Credit spread narrowed within both investment grade and high yield markets for the year. The Bloomberg Barclays Long Government/Credit Index and the Bloomberg Barclays US Corporate High Yield Index returned 19.59% and 14.32%, respectively. In terms of monetary policy, global central banks have continued to lead with a dovish tone, which has supported the rich valuations of government bonds and continues to be very supportive of risk assets.

The Wilshire Global Allocation Fund returned 18.42% in 2019, underperforming the Custom Benchmark return of 19.96% by 1.54%. Relative performance was weighted down by relative underperformance from the Wilshire Large Company Growth and Value Portfolios as well as an overweight exposures to small cap companies. Conversely, strong performance from the Wilshire International Equity and Income Opportunities Funds contributed to relative performance.

Despite the Fund’s underperformance versus its benchmark, we believe the Portfolio is well positioned going 2020 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

Wilshire Variable Insurance Trust Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory services, administrative services, distribution and/or shareholder services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.

The table below illustrates the Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee reductions, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare the Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Net Expense Ratio(1)(2)	Expenses Paid During Period 07/01/19-12/31/19(3)(4)
Wilshire Global Allocation Fund
Actual Fund Return	$1,000.00	$1,057.50	0.43%	$2.23
Hypothetical 5% Return	$1,000.00	$1,023.04	0.43%	$2.19

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(2)	The expense ratio does not include the expenses of the underlying funds.
(3)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
(4)	Expenses shown do not include annuity contract fees.

Wilshire Variable Insurance Trust Schedule of Investments December 31, 2019

Wilshire Global Allocation Fund
	Shares	Value
AFFILIATED REGISTERED INVESTMENT COMPANIES — 86.6%(a)
Wilshire Income Opportunities Fund - Institutional Class	11,768,817	$122,160,324
Wilshire International Equity Fund - Institutional Class	16,168,678	180,927,511
Wilshire Large Company Growth Portfolio - Institutional Class	1,181,329	50,785,348
Wilshire Large Company Value Portfolio - Institutional Class	3,525,158	70,009,630
Wilshire Small Company Growth Portfolio - Institutional Class	540,238	16,045,069
Wilshire Small Company Value Portfolio - Institutional Class	712,219	15,903,859
Total Affiliated Registered Investment Companies (Cost $424,686,242)		$455,831,741

OTHER OPEN-END FUNDS — 13.4%
DFA Emerging Markets Core Equity Portfolio - Institutional Class	782,803	$17,041,623
Fidelity U.S. Bond Index Fund	1,412,289	16,820,365
Vanguard Total International Bond Index Fund - Institutional Shares	1,077,701	36,577,184
Total Other Open-End Funds (Cost $67,936,437)		$70,439,172

Total Investments at Value — 100.0% (Cost $492,622,679)		$526,270,913

Other Assets in Excess of Liabilities — 0.0%(b)		260,993

Net Assets — 100.0%		$526,531,906

(a)	More narrow classifications utilized for compliance purposes (see Note 5).
(b)	Percentage rounds to less than 0.1%.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statement of Assets and Liabilities December 31, 2019

WILSHIRE GLOBAL ALLOCATION FUND
ASSETS:
Investments in unaffiliated funds, at value (Note 2)	$70,439,172
Investments in affiliated funds, at value (Notes 2 and 5)	455,831,741
Receivable for Fund shares sold	29,767
Receivable for investment securities sold	361,137
Dividends and interest receivable	911,123
Other assets	27,598
Total assets	527,600,538

LIABILITIES:
Payable for Fund shares redeemed	567,755
Payable to custodian	361,137
Investment advisory fees payable (Note 3)	17,803
Distribution fees payable (Note 4)	54,083
Administration fees payable (Note 3)	4,551
Accrued expenses and other payables	63,303
Total liabilities	1,068,632

NET ASSETS	$526,531,906

NET ASSETS consist of:
Paid-in capital	$476,574,267
Accumulated earnings	49,957,639

NET ASSETS	$526,531,906

SHARES OUTSTANDING:
(Unlimited shares authorized)	25,675,229

NET ASSET VALUE:
(Offering and redemption price per share)	$20.51

Investments in unaffiliated funds, at cost (Note 2)	$67,936,437
Investments in affiliated funds, at cost (Notes 2 and 5)	424,686,242

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statement of Operations For the Year Ended December 31, 2019

WILSHIRE GLOBAL ALLOCATION FUND
INVESTMENT INCOME:
Dividend income from unaffiliated investments	$2,113,961
Income distributions from affiliated funds (Note 5)	9,500,610
Interest income	55
Foreign taxes withheld	(2,048)
Total income	11,612,578

EXPENSES:
Distribution fees (Note 4)	1,284,424
Investment advisory fees (Note 3)	380,124
Administration fees (Note 3)	291,160
Professional expenses	109,578
Trustees’ fees and expenses (Note 3)	97,326
Printing expenses	25,761
Insurance expense	25,715
Transfer agent fees	19,064
Custodian fees	17,549
Registration and filing fees	7,379
Other	6,645
Total expenses	2,264,725
Net expenses	2,264,725

Net investment income	9,347,853

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS (Notes 2 and 5):
Net realized gains from:
Sale of unaffiliated investments	207,822
Sale of affiliated investment company shares (Note 5)	2,223,438
Capital gain distributions from affiliated investment companies (Note 5)	7,313,291
Net change in unrealized appreciation (depreciation) of:
Unaffiliated investments	4,590,075
Investments in affiliated funds (Note 5)	62,627,206
Net realized and unrealized gains on investments	76,961,832

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$86,309,685

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Changes in Net Assets

	WILSHIRE GLOBAL ALLOCATION FUND
	Year Ended December 31, 2019	Year Ended December 31, 2018
OPERATIONS:
Net investment income	$9,347,853	$7,115,352
Net realized gains from sale of unaffiliated investments, sale of affiliated investment company shares, and capital gain distributions from affiliated investment companies	9,744,551	19,887,869
Net change in unrealized appreciation (depreciation) of unaffiliated investments, and investments in affiliated funds	67,217,281	(57,345,698)
Net increase (decrease) in net assets resulting from operations	86,309,685	(30,342,477)

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 10)	(28,649,185)	(13,856,522)

CAPITAL SHARE TRANSACTIONS: (DOLLARS)
Net assets received in conjunction with fund merger	—	148,648,667
Shares sold	3,323,216	1,927,012
Shares issued as reinvestment of distributions	28,649,185	13,856,522
Shares redeemed	(52,105,756)	(42,244,184)
Net increase (decrease) in net assets from capital share transactions	(20,133,355)	122,188,017

Net increase in net assets	37,527,145	77,989,018

NET ASSETS:
Beginning of period	489,004,761	411,015,743
End of period	$526,531,906	$489,004,761

CAPITAL SHARE TRANSACTIONS:
Shares received in conjunction with fund merger	—	7,920,164
Shares sold	165,004	95,613
Shares issued as reinvestment of distributions	1,485,183	689,036
Shares redeemed	(2,609,608)	(2,079,730)
Net increase (decrease) in shares outstanding	(959,421)	6,625,083
Shares outstanding, beginning of period	26,634,650	20,009,567
Shares outstanding, end of period	25,675,229	26,634,650

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of period	$18.36	$20.54	$18.49	$18.38		$19.75

Income (loss) from investment operations:
Net investment income (a)	0.36	0.36	0.37	0.46		0.30
Net realized and unrealized gains (losses) on investments	2.95	(1.80)	2.43	0.57		(0.30)
Total from investment operations	3.31	(1.44)	2.80	1.03		0.00

Less distributions:
From net investment income	(0.34)	(0.39)	(0.50)	(0.31)		(0.37)
From realized capital gains	(0.82)	(0.35)	(0.25)	(0.61)		(1.00)
Total distributions	(1.16)	(0.74)	(0.75)	(0.92)		(1.37)

Net asset value, end of period	$20.51	$18.36	$20.54	$18.49		$18.38

Total return (b)	18.42%	(7.30)%	15.16%	5.62%		0.04%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$526,532	$489,005	$411,016	$409,182		$432,239
Operating expenses after fee reductions and expense reimbursements, recoupment of previously waived fees and excluding fees paid indirectly†	0.44%	0.49%	0.50%	0.51	%(c)	0.53	%(c)
Operating expenses before fee reductions and expense reimbursements, recoupment of previously waived fees and excluding fees paid indirectly†	0.44%	0.45%	0.41%	0.53%		0.63%
Net investment income (a)	1.82%	1.78%	1.80%	2.44%		1.48%
Portfolio turnover rate	11%	29%	15%	65	%(d)	29%

(a)

Net investment income was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(b)

If you are an annuity contract owner, the total returns shown do not reflect the expenses that apply to the separate account or related insurance policies through which you invest in the Fund. The inclusion of these charges would reduce the total return figures for all periods shown.

(c)

The ratio of expenses to average net assets includes interest expense, which is considered outside the expense limitation agreement. Had interest expense been excluded, the ratio would have been 0.50% and 0.50% for the years ended December 31, 2016, and 2015, respectively.

(d)	Includes the impact of in-kind transactions.
†	These ratios do not include expenses of the underlying investment companies in which the Fund invests.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Notes to Financial Statements December 31, 2019

1. Organization.

The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers units of beneficial interest (shares) in the Wilshire Global Allocation Fund (the “Fund”). The Fund operates under a fund of funds structure and at this time invests substantially all of its assets in shares of certain underlying affiliated funds (the “Affiliated Funds”), which are mutual funds advised by Wilshire Associates Incorporated (the “Adviser”), and in shares of unaffiliated investment companies. Shares of the Fund may only be purchased by insurance company separate accounts for certain variable insurance contracts and by plan sponsors of qualified retirement plans.

The investment objective of the Fund is to realize a high long-term total rate of return consistent with prudent investment risks. Total rate of return consists of current income, which includes dividends, interest, discount accruals and capital appreciation.

2. Significant Accounting Policies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Use of estimates — The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be material.

Security valuation — A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on National Association of Securities Dealers Automatic Quotation (“NASDAQ”) System are valued at the NASDAQ official closing price. If there is no NASDAQ official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price, and if there are no such sales, the most recent bid quotation is used. Investments representing shares of other open-end investment companies, are valued at their net asset value (“NAV”) as reported by such companies. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded, it is typically valued by an independent pricing agent which employs methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. The independent pricing agent often utilizes proprietary models that are subjective and require the use of judgment and the application of various assumptions including, but not limited to, interest rates, repayment speeds, and default rate assumptions. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Fund’s pricing agent for such securities, if available, and otherwise are valued at amortized cost if the Pricing Committee concludes it approximates fair value. When market quotations are not readily available, securities are valued according to procedures adopted by the Board of Trustees (the “Board”) or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Trust, or the Trust’s Valuation Committee. Securities whose market value using the procedures outlined above do not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security. Investments in open-end registered investment companies are valued at the end of day NAV per share as reported by the underlying funds.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2019

Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. During the year ended December 31, 2019, there were no significant changes to the Fund’s fair value methodologies. There were no Level 2 or Level 3 securities held by the Fund as or during the year ended December 31, 2019.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2019:

Wilshire Global Allocation Fund	Level 1	Level 2	Level 3	Total
Affiliated Registered Investment Companies	$455,831,741	$—	$—	$455,831,741
Other Open-End Funds	70,439,172	—	—	70,439,172
Total	$526,270,913	$—	$—	$526,270,913

Investment transactions and investment income — Investment transactions are recorded on a trade date basis. Dividends, including distributions paid by Affiliated Funds and unaffiliated investment companies, are recorded on the ex-dividend date. The actual tax character of income, realized gains and return of capital distributions received from Affiliated Funds and unaffiliated investment companies may not be known until after the end of the fiscal year, at which time appropriate adjustments are recorded. Realized gains and losses on investments sold are determined on the basis of identified cost. Distributions received on securities that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as a realized gain.

Expense policy — Expenses that are attributable to both the Fund and the Wilshire Mutual Funds, Inc. (an affiliated investment company) are allocated across the Fund and the Wilshire Mutual Funds, Inc. based upon relative net assets or another reasonable basis.

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Fund’s net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and net realized capital gains may be made at the discretion of the Board.

3. Investment Advisory and Other Services.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Fund and to continuously review, oversee and administer the Fund’s investment program.

Under an Investment Advisory Agreement, the Fund pays to the Adviser a fee at the annual rate of 0.55% of the average daily net assets of the first $1 billion and 0.45% on the average daily net assets greater than $1 billion of the Fund, excluding assets invested in the Affiliated Funds.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2019

The Adviser has entered into an expense limitation agreement with the Fund requiring it to reduce its management fee and/or reimburse expenses to limit annual operating expenses (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) to 0.50% of average daily net assets of the Fund. The agreement to limit expenses continues through at least April 30, 2020. The Adviser may recoup the amount of any management fee reductions or expense reimbursements within three years after the day on which the fee reduction or expense reimbursement occurred if the recoupment does not cause the Fund’s expenses to exceed the expense limitation that was in place at the time of the fee reduction or expense reimbursement. There were no waivers or recoupments during year ended December 31, 2019. There are no outstanding amounts that are subject to recoupment as of December 31, 2019.

Because the Affiliated Funds and unaffiliated investment companies have varied fee and expense levels and the Fund may own different proportions of the Affiliated Funds and unaffiliated investment companies at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

DST Systems, Inc. serves as the Company’s transfer agent and dividend disbursing agent. U.S. Bank N.A. serves as the Company’s custodian. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, (the “Administrator”) serves as the Company’s administrator and accounting agent and Compass Distributors, LLC, serves as the Company’s principal underwriter effective November 25, 2019.

Ultimus Fund Solutions, LLC served as the Company’s administrator and accounting agent, Ultimus Fund Distributors, LLC served as the Fund’s principal underwriter, and the Northern Trust Company served as the Company’s custodian until November 24, 2019.

Certain officers and an interested Trustee of the Trust may also be officers or employees of the Adviser, Administrator, or their affiliates. Prior to November 25, 2019, certain employees of Ultimus Fund Solutions, LLC served as officers of the Company. They receive no fees for serving as officers or as an interested Trustee of the Trust.

Officers and Trustees’ expenses — Certain officers of the Trust are affiliated with and receive remuneration from the Adviser or the Administrator. The Trust does not pay any remuneration to its officers. The Fund and Wilshire Mutual Funds, Inc. together pay each Independent Trustee an annual retainer of $48,000, an annual additional retainer for each Committee chair of $12,000 and an annual additional retainer to the Board chair of $12,000. In addition, each Independent Trustee is compensated for Board and Committee meeting attendance in accordance with the following schedule: an in-person Board meeting fee of $6,000 for Independent Trustees and $7,000 for the Board chair; a telephonic Board meeting fee of $3,000 for Independent Trustees and $3,500 for the Board chair, and a telephonic Committee meeting fee of $500.

4. Distribution and Shareholder Services Plan.

The Fund has adopted a Rule 12b-1 distribution and shareholder services plan (the “Distribution Plan”). Pursuant to the Distribution Plan, the Distributor receives from the Fund a distribution and shareholder services fee computed at the annual rate of 0.25% of average daily net assets.

5. Security Transactions.

During the year ended December 31, 2019, the aggregate cost of purchases and proceeds from sales of investments, other than affiliated investments and short-term investments, totaled $24,900,657 and $32,063,967, respectively.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2019

Information regarding the Fund’s investments in the Affiliated Funds during the year ended December 31, 2019 is provided in the table below:

Fund	Value as of December 31, 2018	Cost of Purchases	Proceeds From Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of December 31, 2019	Income Distributions	Capital Gain Distributions
Wilshire Income Opportunities Fund - Institutional Class	$123,715,597	$11,922,747	$(20,363,963)	$667,544	$6,218,399	$122,160,324	$5,047,119	$—
Wilshire International Equity Fund - Institutional Class	157,887,061	9,577,490	(19,792,572)	1,582,256	31,673,276	180,927,511	3,009,991	—
Wilshire Large Company Growth Portfolio - Institutional Class	45,020,717	4,314,389	(6,805,511)	607,102	7,648,651	50,785,348	—	4,227,674
Wilshire Large Company Value Portfolio - Institutional Class	61,791,824	4,228,009	(6,193,114)	(709,511)	10,892,422	70,009,630	1,300,705	2,808,640
Wilshire Small Company Growth Portfolio - Institutional Class	13,988,950	304,361	(1,695,565)	219,684	3,227,639	16,045,069	—	276,977
Wilshire Small Company Value Portfolio - Institutional Class	14,106,063	170,179	(1,195,565)	(143,637)	2,966,819	15,903,859	142,795	—
	$416,510,212	$30,517,175	$(56,046,290)	$2,223,438	$62,627,206	$455,831,741	$9,500,610	$7,313,291

The Fund currently seeks to achieve its investment objective by investing a portion of its assets in Wilshire International Equity Fund, Wilshire Income Opportunities Fund, Wilshire Large Company Growth Portfolio, Wilshire Large Company Value Portfolio, Wilshire Small Company Growth Portfolio, and Wilshire Small Company Value Portfolio (the “Wilshire Funds”), registered open-end management investment companies and Affiliated Funds. The Fund may redeem its investments from the Wilshire Funds at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of the Wilshire Funds. As of December 31, 2019, the percentage of net assets invested in the Wilshire Funds was 86.6%. The Wilshire International Equity Fund’s percentage of its net assets was 34.4% as of December 31, 2019. The latest shareholder report for the Wilshire Funds can be found at www.sec.gov.

6. Significant Shareholders.

On December 31, 2019, 99% of the outstanding shares of the Fund, representing 1 omnibus shareholder, were held in the separate account of Horace Mann Life Insurance Co. through which shares of the Fund are sold.

7. Tax Information.

No provision for federal income taxes is required because the Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable net investment income and net realized capital gains. Federal income tax regulations differ from U.S. GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial reporting records are not adjusted for temporary differences. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will materially change in the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing its tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities of returns filed within the past three years and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2019

The federal tax cost and unrealized appreciation (depreciation) at December 31, 2019 for the Fund is as follows:

Tax cost of portfolio investments	$495,536,658
Aggregate gross unrealized appreciation	$36,709,713
Aggregate gross unrealized depreciation	(5,975,458)
Net unrealized appreciation	$30,734,255

The difference between the book and tax-basis cost of portfolio investments for the Fund is attributable primarily to the tax deferral of losses on wash sales.

The tax character of distributions paid to shareholders for the years ended December 31, 2019 and 2018 was as follows:

	December 31, 2019	December 31, 2018
Ordinary income	$8,498,080	$7,397,343
Long-term capital gains	20,151,105	6,459,179
Total	$28,649,185	$13,856,522

For the year ended December 31, 2019 there was no reclassification made on the Statement of Assets and Liabilities for the Fund as a result of book to tax differences.

At December 31, 2019, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income	$9,731,764
Undistributed long-term gains	9,491,620
Net unrealized appreciation on investments	30,734,255
Total accumulated earnings	$49,957,639

8. Indemnifications.

In the normal course of business, the Trust enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

9. Contingencies.

As a part of the merger of the Equity Fund and Socially Responsible Fund into the Fund on September 22, 2014, the Fund assumed all of the liabilities of the Equity Fund and Socially Responsible Fund, including, without limitation, contingencies relating to lawsuits. The Equity Fund and Socially Responsible Fund were named as defendants and putative members of a proposed defendant class of shareholders in lawsuits filed on December 7, 2010 in the U.S. Bankruptcy Court for the District of Delaware, and on March 6, 2012 in the District Court for the Southern District of New York, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The 2010 lawsuit was brought by the Official Committee of Unsecured Creditors of the Tribune Company and the 2012 lawsuit was brought by Deutsche Bank, as trustee for senior noteholders of Tribune Company. Both lawsuits relate to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007 less than a year prior to Tribune Company’s bankruptcy filing. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who meet certain jurisdictional requirements and received proceeds of the leveraged buyout. The plaintiffs seek to recover those proceeds, together with interest and attorneys’ fees and expenses, as fraudulent transfers under the Bankruptcy Act or various state laws. In 2013, the Complaint in the 2012 lawsuit was dismissed and the Second Circuit Court of Appeals recently affirmed the dismissal and the plaintiffs filed a petition for review by the Supreme Court. In April 2018, the Supreme Court deferred consideration of the petition to allow the Second Circuit to consider whether it would be appropriate to vacate the judgment in light

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2019

of a 2018 Supreme Court decision in another case. In May 2018, the Second Circuit recalled its judgment mandate in anticipation of further panel review. On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the dismissal. The Adviser does not expect the Fund to be materially impacted by the lawsuits.

10. Subsequent Event Evaluation.

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to these financial statements except as follows:

As it relates to the Contingency described in Note 9 to the financial statements, the Second Circuit in the Tribune proceeding denied a motion for a rehearing filed by the plaintiff on February 6, 2020. On February 13, 2020, the Second Circuit in the Deutsche Bank case issued a judgment mandate affirming the district court’s dismissal. The plaintiffs may now petition the Supreme Court for a writ of certiorari if they desire. See Note 9 for additional information.

Wilshire Variable Insurance Trust Report of Independent Registered Public Accounting Firm

To the Shareholders of Wilshire Global Allocation Fund and
Board of Trustees of Wilshire Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Wilshire Variable Insurance Trust comprising Wilshire Global Allocation Fund (the “Fund”) as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended December 31, 2016, and prior, were audited by other auditors whose report dated February 28, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 28, 2020

Wilshire Variable Insurance Trust Board Approval of Advisory Agreements (Unaudited)

Wilshire Variable Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company, which was organized as a Delaware statutory trust under a Declaration of Trust dated November 7, 1996. The Declaration of Trust permits the Trust to offer separate series; the Trust presently consists of the following series, Wilshire Global Allocation Fund (the “Fund”).

During the six months ended December 31, 2019, the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”) approved the renewal for an additional one-year term of the investment advisory agreement between Wilshire Associates Incorporated (“Wilshire” or the “Adviser”), the investment adviser to the Fund, and the Trust, with respect to the Fund (the “Advisory Agreement”).

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Fund (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.

The Board approved the renewal of the Advisory Agreement following an extensive process that concluded at the Board’s November 5, 2019 meeting (the “November Meeting”). As required by the 1940 Act, the approval was confirmed by the separate vote of the Independent Trustees, casting votes in person at a meeting called for such purpose. As part of their review process, the Independent Trustees were represented by independent legal counsel (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Independent Trustees various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and advised them of the relevant legal standards.

Information Requested and Received

At the direction of the Independent Trustees, Independent Legal Counsel sent a memorandum to the Adviser requesting information regarding the Advisory Agreement to be provided to the Trustees in advance of the November Meeting.

In response to the request for information, the Trustees received information from the Adviser regarding the factors underlying its recommendation to approve the Advisory Agreement. In particular, the Trustees received information from the Adviser as to the Fund describing: (i) the nature, extent and quality of services provided; (ii) the financial condition of the Adviser and its ability to provide the contracted-for services under the applicable Advisory Agreement; (iii) the investment performance of the Fund as provided by the Adviser based upon data gathered from the Morningstar Direct database (“Morningstar”), along with a comparison to its benchmark index; (iv) the costs of services provided and estimated profits realized by the Adviser; (v) the extent to which economies of scale are realized as the Fund grows; (vi) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders; (vii) comparisons of amounts paid by other registered investment companies as provided by Wilshire based upon data gathered from Morningstar; and (viii) fall-out benefits realized by the Adviser from its relationship with the Fund. The Independent Trustees also received a memorandum from Independent Legal Counsel describing their duties in connection with advisory contract proposals, and they were assisted in their review by Independent Legal Counsel.

Factors Considered

In connection with its deliberations regarding the proposed renewal of the Advisory Agreement, the Board considered such information and factors as it believed to be relevant in the exercise of its business judgment. As described below, the Board considered the nature, extent and quality of the services performed by the Adviser under the Advisory Agreement; comparative fees as provided by the Adviser; the profits realized by the Adviser; the extent to which the Adviser realizes economies of scale as the Fund grows; and whether any fall-out benefits are being realized by the Adviser. The Board also took into account the various materials received from the Adviser, its discussions with management and the guidance provided by Independent Legal Counsel in private sessions at which no representatives of the Adviser were present. In addition, as a part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is comprised solely of Independent Trustees), which also met on November 5, 2019 to review data on the Adviser’s performance. Recognizing that the evaluation process with respect to the services provided by the Adviser is an ongoing one, the Board also considered information reviewed by the Board during the year at other Board and

Wilshire Variable Insurance Trust Board Approval of Advisory Agreements (Unaudited) - (Continued)

Board committee meetings. The Board considered the foregoing information and all materials provided in the context of its accumulated experience governing the Fund and weighed the factors and standards discussed with Independent Legal Counsel.

In deciding to approve the renewal of the Advisory Agreement, the Board did not identify any single factor as all-important or controlling and each Trustee, in the exercise of his or her business judgment, may attribute different weights to the various factors. The Board based its decision on the totality of the circumstances and relevant factors. This summary discusses the material factors and the conclusions with respect thereto that formed the basis for the Board’s approval and does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Based upon its evaluation of all materials provided, and its determination that it had received sufficient information to make an informed business decision with respect to the Advisory Agreement, the Board concluded that it was in the best interests of the Fund to approve the renewal of the Advisory Agreement.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Adviser, the Board considered the functions currently performed by the Adviser, noting that the Adviser performs certain administrative functions on behalf of the Fund. The Board considered the experience and skills of the senior management leading Fund operations, the experience and skills of the key personnel performing the functions under the Advisory Agreement and the resources made available to such personnel. In evaluating the services provided by the Adviser, the Board also took into account that the Fund operates under a fund-of-funds structure that pursues its investment objectives by investing in underlying funds. Thus, the Board considered the capabilities and expertise of the Adviser’s personnel responsible for implementing the Fund’s asset allocation strategies and considered the information provided by the Adviser regarding its portfolio construction methodology, as well as the firm’s investment oversight and risk management processes.

The Board considered the compliance program established by the Adviser and the level of compliance maintained for the Fund. In addition, the Board considered the regular reports it receives from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also took into account information regarding the Adviser’s disaster recovery and contingency plans and data protection safeguards, among other things.

The Board considered the Adviser’s financial condition, and considered the financial support provided by the Adviser to the Fund pursuant to an expense limitation agreement. In this connection, the Board reviewed, among other things, the Adviser’s audited consolidated financial statements as of December 31, 2018, as well as information regarding the firm’s business plans. The Board also noted the Adviser’s commitment to ensuring that sufficient resources will continue to be available in the future for servicing the Fund.

In connection with its evaluation of the quality of services provided by the Adviser, the Board noted the change in the Fund’s investment mandate from domestic allocation to global allocation in July 2014, and as a result, reviewed the Fund’s annualized performance for the one- , three- and five-year periods ended September 30, 2019, as well as the relevant peer group and benchmark returns for the same periods. In general, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, and the responsibilities of the Adviser, as disclosed in the Fund’s prospectus. As to the Adviser’s performance, the Board made the observations and considered the factors noted below.

The Fund’s annualized returns for the one-, three- and five-year periods were below the Fund’s hybrid benchmark performance. Additionally, although the Fund underperformed its peer group median for the one-year period, ranking in the fourth quintile of its peer group, the Fund outperformed its peer group median for both the three- and five-year periods, ranking in the third and second quintiles, respectively, of its peer group (the first quintile being the best performers and the fifth quintile being the worst performers).

Wilshire Variable Insurance Trust Board Approval of Advisory Agreements (Unaudited) - (Continued)

In evaluating the Fund’s performance metrics, the Board took into account its discussions with management regarding the factors that contributed to or detracted from performance, as the case may be, and considered the Adviser’s overall track record and reputation. After reviewing the foregoing and related factors, the Board concluded that the Fund’s performance was acceptable and supported the renewal of the Advisory Agreement.

In addition, based on the foregoing, the Board concluded that the Adviser and its personnel were qualified to continue to serve the Fund in such capacity and that it was satisfied with the nature, extent and quality of services provided by the Adviser to the Fund.

Comparative Fees

The Board compared the Fund’s actual management fee paid and total expense ratio to the applicable peer group of funds, as well as the Fund’s size relative to its peers. In considering the comparative fee and expense data provided by the Adviser, the Board made the following observations:

Although the Fund’s total expense ratio was above the peer group median, ranking in the fifth quintile, the Fund’s actual management fee paid was below the peer group median and ranked in the first quintile of its peer group (the first quintile being the lowest and the fifth quintile being the highest). The Board took into account the Fund’s fund-of-funds structure and noted that the management fee is applied to assets not invested in the Wilshire Mutual Funds complex. The Board also considered that the Adviser has entered into an expense limitation agreement with respect to the Fund.

In addition to the foregoing, the Board took into account the Adviser’s representation that there is no duplication of fees for the Fund and that the Adviser’s management fee principally relates to asset allocation, underlying fund selection, management of cash flows and portfolio monitoring.

As part of its evaluation of the Fund’s management fee, the Board considered how such fee compared to the fee charged by the Adviser to one or more other clients that it manages pursuant to similar investment strategies, noting that Wilshire sub-advises other asset allocation relationships and charges those sub-advised funds a lower fee. In this connection, the Board considered, among other things, Wilshire’s discussion of the significant differences in the scope of services provided to the Fund and to such sub-advised funds. The Board concluded that the information it received demonstrated that the aggregate services provided to and specific circumstances of the Fund were sufficiently different from the services provided to and specific circumstances of the sub-advised funds to support the difference in fees.

Based upon all of the above, the Board concluded that the management fee for the Fund was reasonable.

Costs of Services Provided and Profitability to Wilshire

With respect to the costs of services provided and profitability realized by Wilshire from its relationship with the Fund, the Board reviewed a profitability analysis and data from Wilshire, setting forth, among other things, gross revenues received by Wilshire, expenses allocated to the Trust and the operating margin/profitability rate. In the course of its review of Wilshire’s profitability, the Board took into account the methods used by Wilshire to determine expenses and profit. The Board considered all of the foregoing in evaluating the costs of services provided, the profitability to Wilshire and the profitability rates presented, and concluded that the profits realized by Wilshire were not unreasonable in comparison with the costs of providing investment advisory services to the Fund.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund as Fund assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board noted the Adviser’s statements, including that it believes its management fee is appropriate and that, where possible, the Adviser has utilized common service providers across multiple funds in the complex in order to negotiate lower fees on behalf of the Fund.

Wilshire Variable Insurance Trust Board Approval of Advisory Agreements (Unaudited) - (Continued)

As part of its assessment of economies of scale, the Board also considered that economies of scale may be shared through a number of means, including expense limitations and/or management fees set at competitive rates pre-assuming future asset growth. Thus, the Board considered the size of the Fund and the competitiveness of the actual management fee paid by the Fund, as well as the Adviser’s agreement to limit the Fund’s expenses. The Board also took into account that the management fee includes a breakpoint.

Based upon all of the above, the Board concluded that the management fee for the Fund reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits

The Board considered the Adviser’s statement that benefits from its relationship with the Fund were limited to the advisory fees paid. The Board determined that the advisory fees were reasonable in light of any fall-out benefits.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Fund’s Advisory Agreement is in the best interests of the Fund.

Wilshire Variable Insurance Trust Additional Fund Information (Unaudited)

The Board of Trustees, four of whom are not considered “interested persons” of the Trust within the meaning of the 1940 Act (the “Independent Trustees”), has responsibility for the overall management and operations of the Trust. The Board establishes the Trust’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.

Set forth below are the names of the Trustees and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them, including directorships in public companies. The address of each Trustee and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401.

Name and Age	Position Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Past Five Years
NON-INTERESTED TRUSTEES
Roger A. Formisano, 71	Trustee	Since 2002	Retired; formerly Vice President, University Medical Foundation, (2006 to 2018); formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	8	Wilshire Mutual Funds, Inc. (7 Funds)
Edward Gubman, 69	Trustee	Since 2011	Retired; formerly Founder and Principal, Strategic Talent Solutions (2004 to 2009); Consultant, Gubman Consulting (2001 to 2003); Account Manager and Global Practice Leader, Hewitt Associates (1983 to 2000)	8	Wilshire Mutual Funds, Inc. (7 Funds)
Suanne K. Luhn, 65	Trustee	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	8	Wilshire Mutual Funds, Inc. (7 Funds)
Elizabeth A. Levy-Navarro, 56	Director	Since 2019	Independent Corporate Advisor (since 2018); Chief Executive Officer, Orrington Strategies (since 2002); Partner, Practice Leader, and Operating Committee Member for a division of Nielsen Holdings (1993-2002).	8	Wilshire Mutual Funds, Inc. (7 Funds)
George J. Zock, 69	Trustee, Chairperson of the Board	Since 2006	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	8	Wilshire Mutual Funds, Inc. (7 Funds); Armed Forces Insurance Exchange
INTERESTED TRUSTEE and PRESIDENT
Jason Schwarz(2), 45	Trustee and President	Trustee since 2018/ President since 2012	President, Wilshire Funds Management (since 2014); President, Wilshire Analytics (Since 2017); Managing Director, Head of Wilshire Funds Management’s Client Service, Sales, Marketing and Distribution functions (2005-2014).	8	Wilshire Mutual Funds, Inc. (7 Funds)

Wilshire Variable Insurance Trust Additional Fund Information (Unaudited) - (Continued)

Name and Age	Position Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Past Five Years
OFFICERS
Benkai Bouey, 49	Chief Compliance Officer	Since 2015

Chief Compliance Officer, Wilshire Associates Incorporated. (since 2012); Attorney, Benkai Bouey, Attorney at Law (2010-2013); Client Relationship Manager, Horizon Asset Management, Inc. (2008 to 2010)

				N/A	N/A
Reena S. Lalji, 48	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated (since 2009); Senior Counsel, Royal Bank of Canada (2003 to 2008)	N/A	N/A
Nathan R. Palmer, 44	Vice President	Since 2011

Managing Director, Wilshire Funds Management (since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009 to 2010); Director of Public Markets, Investment Office, California Institute of Technology (2008 to 2009). Treasury Manager, Retirement Investments, Intel Corporation (2004 to 2008)

				N/A	N/A
Michael Wauters, 53	Treasurer	Since 2009

Chief Financial Officer, Wilshire Associates Incorporated (since 2012); Controller, Wilshire Associates Incorporated (2009 to 2012); Assistant Vice President- Financial Operations, Pacific Life Insurance Company (2000 to 2009)

				N/A	N/A
Josh Emanuel, 40	Vice President	Since 2015

Managing Director, Wilshire Associates Incorporated (since 2015); Chief Investment Officer, Wilshire Funds Management (since 2015); Chief Investment Officer, The Elements Financial Group, LLC (2010-2015)

				N/A	N/A

(1)

Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

(2)	Mr. Schwarz is considered an Interested Trustee because he is an officer of Wilshire.

The Statement of Additional Information includes additional information about Directors and is available free of charge by calling the Funds toll free at 1-866-591-1568.

Wilshire Variable Insurance Trust Additional Fund Information (Unaudited) - (Continued)

Information on Proxy Voting

A description of policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, along with the Fund’s proxy voting record relating to portfolio securities held during the most recent fiscal year ended December 31 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at www.sec.gov.

Information on Form N-PORT

The Trust files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-PORT. These filings are available on the SEC’s website at www.sec.gov.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Contract Owners may revoke their consent to householding at any time by calling (866) 591-1568. Upon receipt of a Contract Owner’s revocation, the Trust will begin mailing individual copies of the above-referenced documents to the Contract Owner’s attention within 30 days.

Wilshire Variable Insurance Trust Tax Information

For the year ended December 31, 2019, the funds designate 0.00% of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871 (k)(1)(c).

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871 (k)(2)(c) is 0.61%.

For the year ended December 31, 2019, the Fund designates $20,151,105 as long-term capital gain distribution.

Of the ordinary income distribution made by the Fund, 0.00% represents the amount of the distribution which will qualify for the dividends received deduction available to corporate shareholders.

Wilshire Variable Insurance Trust Privacy Statement

At Wilshire Variable Insurance Trust, we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

We collect and retain nonpublic personal information about you that may include:

Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server cannot find out a user’s name or email address, or anything about the user’s computer using cookies.

Information We May Share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

Companies that provide services for us to help market our products to you; and

Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality And Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet “cookies” on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our web site.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of the Fund, we consider you to be our customer. Shareholders purchasing or owning shares of the Fund through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

The Wilshire Variable Insurance Trust values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 888-200-6796 if you have any questions concerning our policy.

This Page Intentionally Left Blank.

Wilshire Variable Insurance Trust

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-888-200-6796

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Roger A. Formisano is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” were not provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2019	FYE 12/31/2018
Audit Fees	18,000	23,500
Audit-Related Fees	6,492	0
Tax Fees	4,000	13,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Co. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2019	FYE 12/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2019	FYE 12/31/2018
Registrant	4,000	4,000
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants. Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH

Code of Ethics

Exhibit 99.CERT

Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT

Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Variable Insurance Trust

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz
President and Principal Executive Officer

Date	3/11/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz
President and Principal Executive Officer

Date	3/11/2020

By (Signature and Title)*	/s/ Michael Wauters
Michael Wauters
Treasurer, Principal Financial Officer and Principal Accounting Officer

Date	3/11/2020

*	Print the name and title of each signing officer under his or her signature.